Exhibit 99.1

C. R. Bard, Inc.

Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, William H. Longfield, Chairman and Chief Executive Officer of C. R. Bard, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-Q of C. R. Bard, Inc. for the quarter ended March 31, 2003, being filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of C. R. Bard, Inc.

William H. Longfield /s/

Name: William H. Longfield

Date: May 5, 2003

A signed original of this written statement required by Section 906 has been provided to C. R. Bard, Inc. and will be retained by C. R. Bard, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.2

C. R. Bard, Inc.

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Todd C. Schermerhorn, Senior Vice President and Chief Financial Officer of C. R. Bard, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-Q of C. R. Bard, Inc. for the quarter ended March 31, 2003, being filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of C. R. Bard, Inc.

Todd C. Schermerhorn /s/

Name: Todd C. Schermerhorn

Date: May 5, 2003

A signed original of this written statement required by Section 906 has been provided to C. R. Bard, Inc. and will be retained by C. R. Bard, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.